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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) JULY 20, 1998




                         PLUM CREEK TIMBER COMPANY, L.P.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-10239              91-1443693
           --------                       -------              ----------
(State or other jurisdiction of         (Commission         (I.R.S. Employer
incorporation or organization)         File Number)        Identification No.)




          999 THIRD AVENUE, SUITE 2300                       98104-4096
               SEATTLE, WASHINGTON                           ----------
          ----------------------------                       (Zip Code)
     (Address of principal executive offices)



       Registrant's telephone number, including area code (206) 467-3600

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ITEM 5.         OTHER EVENTS

         Attached are the audited financial statements of Plum Creek Timber Company, Inc., a Delaware corporation (the "Corporation") and wholly-owned subsidiary of Plum Creek Timber Company, L.P. (the "Partnership"). The Corporation has been formed in connection with the previously-announced, proposed conversion of ownership interests in the Partnership into ownership interests in the Corporation through the merger (the "Merger") of the Partnership into Plum Creek Acquisition Partners, L.P., a Delaware limited partnership and wholly-owned, indirect subsidiary of the Corporation. Following the Merger, the Corporation will elect to be treated for Federal income tax purposes as a real estate investment trust or "REIT."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PLUM CREEK TIMBER COMPANY, L.P.


                                By:   Plum Creek Management Company, L.P.,
                                      as General Partner



Date:  July 20, 1998            By:   /S/ DIANE M. IRVINE
                                      --------------------------------
                                      Diane M. Irvine
                                      Vice President and Chief Financial Officer





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                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]





REPORT OF INDEPENDENT ACCOUNTANTS


To the Stockholders and Directors of
Plum Creek Timber Company, Inc.


In our opinion, the accompanying balance sheet presents fairly, in all material respects, the financial position of Plum Creek Timber Company, Inc. at June 5, 1998, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Company's management; our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP


Seattle, Washington
July 1, 1998


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                         PLUM CREEK TIMBER COMPANY, INC.
                                  BALANCE SHEET
                               As of June 5, 1998




ASSETS

Cash...............................................................$           1
                                                                     -----------


LIABILITIES AND STOCKHOLDER'S EQUITY

Common Stock, $.01 par value, 1,000 shares authorized,
         100 shares issued and outstanding.........................$           1
                                                                     -----------




See accompanying Note to Balance Sheet.



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                         PLUM CREEK TIMBER COMPANY, INC.
                              NOTE TO BALANCE SHEET



NOTE 1.  ORGANIZATION AND OPERATION

                  Plum Creek Timber Company, Inc. (the "Corporation") is a Delaware corporation that was formed on June 5, 1998 to effectuate the conversion of Plum Creek Timber Company, L.P. (the "Partnership"), a publicly traded master limited partnership, to a publicly traded real estate investment trust. The Partnership announced the terms of the conversion on June 8, 1998, which must be approved by at least 66-2/3% of the outstanding limited partner units of the Partnership.

                  The outstanding shares of the Corporation are presently owned by the Partnership. In connection with the merger, the Partnership's timberlands will be transferred to an operating partnership, with the remaining assets (primarily the manufacturing operations) transferred to four taxable corporate subsidiaries. The Corporation will be the general partner of the operating partnership and the operating partnership will own 99% (all nonvoting) of the outstanding common stock of each of the corporate subsidiaries. Management of the Corporation will own the remaining 1% (all voting) of the corporate subsidiaries' common stock.

                  In connection with the conversion, the Partnership will indirectly merge with the Corporation. As a result of the conversion, the limited partners of the Partnership will exchange their partnership units for an equal number of shares in the Corporation. The general partner of the Partnership will exchange its interest for a combination of common stock and special voting stock in the Corporation.

                  The Corporation's only asset at June 5, 1998 is cash. The Corporation has not conducted any operations and all activities related to the conversion and the merger have been conducted by the Partnership and its general partner.